Exhibit 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Lion Copper and Gold Corp. (the "Company") on Form 20-F, as amended by Amendment No. 1 on Form 20-F/A for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report") to which this certification is attached, I, Travis Naugle, Chief Executive Officer of the Company, certify solely for the purposes of 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 30, 2022	/s/ Travis Naugle
Travis Naugle Chief Executive Officer